CHINA
RITAR POWER

Rodman & Renshaw
Annual Global Investment Conference
November 2008

Safe Harbor Statement

This presentation contains forward-looking statements that are based on the beliefs of our management, and involve risks and uncertainties, as well as assumptions, that, if they ever materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The words
“believe,” “expect,” “anticipate,” “project,” “targets,” “optimistic,” “intend,” “aim,” “will” or similar expressions are intended to identify forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-
looking statements, including statements regarding new and existing products, technologies and opportunities; statements regarding market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; and any statements of assumptions underlying any of the foregoing. All forward-looking statements included in this presentation are based on information available to us on the date of this presentation. We assume no obligation and do not intend to update these forward-
looking statements, except as required by law.

Company Overview

China Ritar Power is a rapidly growing internationally
competitive lead acid battery manufacturer

Targeting emerging markets including

Alternative energy storage

Telecommunication

Uninterruptible Power Supply (UPS)

Light electronic vehicles (LEV)

Founded in 2002, headquartered in Shenzhen, China

Approximately 1,700 employees

Three manufacturing plants located in Shenzhen, Shanghai and
Hengyang Industrial Park

Equity Snapshot

Ticker (listed on OTCBB)                          CRTP

Price (as of Nov 3, 2008)                             $1.70 per share

Market capitalization         $32.5 M

Revenues (ttm** as of June 30, 2008 )                  $102.2 M

Net income (ttm as of June 30, 2008 )                  $9.3 M*

Diluted shares outstanding                                                 19.1 M

Fully diluted EPS (ttm)                                                                     $0.49*

P/E  (ttm)                     3.5x

* Net income excludes non-cash, stock based compensation charge of $3.9 million for 2007 and $1.9 million for first six months of 2008. GAAP net income and EPS for the same period is $3.5M and $0.18.

** ttm - twelve trailing months.

Strong revenue and net income growth

Targeting high growth, high margin alternative energy market

Proprietary production process for nano gel battery

Increased battery production capacity to 19 lines from 14 line in 2008

Vertical integration enhances gross margins

Dedicated R&D team supports competitive position

Progressive, entrepreneurial management team

Investment Highlights

Only Chinese company to manufacture nano gel battery for use in alternative energy storage

Proprietary chemical formula developed in 2006

Strong initial market success

Sales increased 10x over 2007 in first half of 2008

Increased customers to 30 in the nine months of 2008 from 8 in first half of 2007

New customers: Suntech Power, Emerson

Suntech plans to double installed capacity by 2010 to 2GW

Expected to represent 15% of total sales for 2008 and 25% of total sales for 2009

Priced 1/3 – ½ less than international manufacturers batteries

Growth from Alternative Energy Storage Market

Demand Driven by Developing Economies

Lead acid battery CAGR was 15% between 2002-2007

Strongest growth in Southeast Asia, India, Poland, South Africa, Brazil, and Russia

Growth driven by favorable economic conditions and higher incomes

Chinese market expected to grow the fastest from 2005 -2010

China’s battery market estimated at $15 billion in 2007 with lead acid batteries comprising 30-40% of the market

China is expected to surpass the U.S. to become largest battery market in the world by 2012

Examples of Rapidly Growing Markets in Developing
Countries

India is expected to install a $7 billion telecom system
supported by lead-acid batteries over the next 5 years

Solar street lamps are less expensive than electric street
lamps; market size is estimated to be at least $45 billion

Sharp Business System targets installing 8 MW  (20%
market share) solar power lighting systems in India by
2010

Lead Acid Batteries Dominate Energy Storage Market

Lead acid batteries are expected to remain
dominant energy storage source due to:

Simple production process

Lower cost structure compared to alternative materials
such as lithium and nickel

Mature and reliable technology

Durable and dependable

Low self-discharge

Lithium Ion

Nickel Metal
Hydride (NiMH)

Nickel Cadmium

Lead Acid
Batteries

Battery Type

End Markets

Attributes

Laptop computers, mobile
phones, power tools, medical
devices

High-energy density, low weight, expensive to
manufacture

Mobile phones, laptop computers

Higher energy density compared to nickel
cadmium at expense of reduced cycle life

Two-way radios, biomedical
equipment, power tools

Moderate energy density, used where long life,
high discharge rate and extended temperature
range is important

Hospital equipment, lighting, UPS,
alternative energy storage, LEV

Most economical for large power applications
where weight is of little concern

Global battery market estimated at
$50 billion in 2005

Global lead acid battery market
estimated to be just under half of total
battery market at $22 billion in 2005

41%
37%
30%
31%
25%
10%
15%
5%
3%
3%
UPS
Telecom
LEV
Alternative Energy
Other
2007
2008E

9

Niche Markets Yield Higher Margins

Estimated Gross and Net Margins Per Market Segment

Product Mix

UPS

Telecom

LEV

Alternative
Energy

Gross
Margin

18%

20%

15%

30-35%

Net
Margin

7-9%

9-11%

6-8%

18-22%

Diversified Product Line

RT Series(0.8Ah-28Ah)

RA Series(33Ah-260Ah)

RL Series(2V50Ah-3000Ah)

Front Terminal Series

AGM  Deep Cycle and High Rate

      Discharging Series

Nano Gel Standby and Nano

      Gel Deep  Cycle Series

6 series and 197 models

SMQ
Certificate
DET NORSKE VERITAS
Certificate of Compliance

11

Certificates

ISO90001:2000

UL

CE

Awarded General Administration of Quality Supervision, Inspection and
Quarantine of China (AQSIQ) certificate

Only awarded to companies who have

High quality

Large market share

Product quality achieves or exceeds national standards

Passed national bureau inspection three times

Exempts products from quality inspection for 3 years

One of the few manufacturers whose products use a formula free of toxic cadmium

Certified High Quality Batteries

29%
71%
PRC
Overseas

29%
30%
2%
11%
5%
9%
4%
5%
5%
PRC
Hong Kong
Germany
USA
India
Italy
Australia
Brazil
Other

12

Diversified Geographical Market

Revenue by Region

6 Months ended 6/30/08

Increasing international reach demonstrates success in penetrating new markets

International sales increased to 71% of total revenue in the first 6 months of 2008 from 38.7% in 2005

Over 600 customers in more than 50 countries

stationary power
POWERING PRODUCTIVITY

SUNTECH

UNICOBA

ALCO
BATTERY SALES

RELIANCE
Anil Dhirubhai Ambani Group

OKIN

中国移动通信
CHINA MOBILE

effekta
(uk) Ltd.

SSB
Battery Service GmbH

SANTAK

MASTER GUARD

CHLORIDE

EMERSON

Beghelli

13

Established Global Customer Base

Established global customer base with industry leaders

Approximately 85% of total sales generated through “Ritar” brand

        Italy

       India

      Taiwan

Germany

         USA

Brazil

South Africa

United Kingdom

Australia

China

         USA

Advanced R&D and Technical Capability

Advanced R&D capability supports building leadership position

R&D Team

DeGang He, CTO

One of the first lead acid battery experts in China

Over 40 years of experience in developing battery technology

79 R&D staff

CRTP’s Breakthrough Technologies

Alloy plate formula: Unique in China

Lengthens product life and enhances deep cycling and large
current discharge

Few companies in China able to develop proprietary plate
formula to produce qualified cadmium-free batteries in LEV

Gel and Compound Gel

Internationally competitive

Widely used in alternative energy applications

Priced 1/3 – ½ less than international manufactured batteries

Few Chinese manufactures able to produce

New Technologies Offer Long-Term Opportunities

Projects Under Development

Nano battery

Will improve current lead acid batteries by:

Last 50% longer

Have higher capacity and discharge rate (up to 2,000A)

Smaller and lighter

Targeting to be first Chinese company to launch nano battery technology

New plant added in Hengyang, China

Strategically located near lead mining reserves in Shuikou Shan, Hunan

Added 5 lead acid battery production lines in 2008

Utilization rate expected to be 20% for 2008 and 85% for 2009

Lead plate production (key component used in lead acid batteries) began in
July of 2008

Sufficient land to expand beyond targets should market conditions dictate faster expansion

Capacity Expansion and Vertical Integration

Dec 2009E

Dec 2008E

Dec 2007

5 lines

5 lines

None

Henyang

19 lines

19 lines

14 lines

Total

11 lines

11 lines

11 lines

Shenzhen

3 lines

3 lines

3 lines

Shanghai

Lead acid
battery
production

Integrated Business Model Enhances Margins

Target markets:

UPS /LEV

Solar/ Wind

Tele

Average gross margin

Lead mining – 50%

Lead processing – 15%

Lead plate production - 15%

Lead-acid battery production – 20%

Recycle Lead Batteries—20%

Lead plate
production

Lead
mining

Lead
processing

Recycle
lead
batteries

Integration of other phases of lead acid battery production creates opportunities to enhance margins

Manufacturing lead acid batteries

New facility in Hengyang extends capabilities to include lead plate manufacturing

3-5% margin improvement expected via integration of lead plate production

Avoiding lead processing due to low margins and environmental issues

Lead Acid Battery
Production Cycle

Strong Global Competitive Position

Believed to be the only Chinese company to manufacture nano gel battery for use in alternative energy storage

Internationally competitive products

Lower production cost enhances global competitiveness

Avoiding low margin, highly competitive automobile market

Most domestic competitors are either state-owned enterprises or small operators

Advanced research and development strengthens domestic competitive position

One of few Chinese companies able to manufacture gel and compound gel solutions

Only Chinese company to develop proprietary alloy plate formula to produce environmentally friendly cadmium-free LEV batteries

Mr. JiaDa Hu, Chairman and CEO

Strategic planning, business development, policy development

15+ years management experience in lead acid battery industry

MBA from TsingHua University

Mr. JianJun Zeng, COO

General Manger responsible for all operations

Over 15 years as senior executive in battery business in production, development and sales

MBA from Zhongshan University

Mr. ZhengHua Cai, CFO

12 years experience in financial department

Bachelor Degree from SouthWestern University of Finance and
Economics

Mr. DeGang He, CTO

40+ years R&D experience in lead acid battery industry

One of the first battery experts in China

Bachelor Degree in Chemistry from Guangxi University

Experienced Management Team

3 year CAGR 65.7%
$16.1
$22.8
$40.9
$73.3
$115.0
$21.3
$50.1
2004
2005
2006
2007
2008E
6 mos 2007
6 mos 2008

20

    US$ million

Strong Revenue Growth

3 year CAGR 92.0%
$18
$9
$0
25%
20%
15%
10%
5%
0%
$2.2
$4.0
$8.3
$15.4
$4.3
$10.0
13.5%
17.6%
20.2%
21.0%
20.2%
20.1%
2004
2005
2006
2007
6 mos 2007
6 mos 2008
Gross profit
Gross margin

21

Strong Gross Profit Growth/  Stable Gross Margin

    US$ million

3 year CAGR 261.6%
$12
$6
$0
10%
5%
0%
$0.1
$1.1
$3.9
$6.5
$9.6
$1.4
$4.2
0.9%
4.7%
9.4%
8.9%
7.4%
6.6%
8.4%
2004
2005
2006
2007*
2008E
6 mos 2007
6 mos 2008**
Net income
Net margin

22

US$ million

Increasing Net Income

*FY 07 Net income excludes non-cash, stock based compensation charge of $3.9 million. GAAP net income for the same period is $2.6 million

**6 mos 2008 net income excludes non-cash, stock based compensation charge of $1.9 million. GAAP net income for the same period is $2.3 million

Balance Sheet Highlights

June 30 2008

($000)

Dec. 31 2007

($000)

Cash and equivalents

$4,674

$4,776

Current Assets

50,617

38,432

Current Liabilities

31,267

21,561

Long-Term Debt

146

137

Working Capital

19,350

16,871

Shareholder's Equity

29,500

23,656

Investment Summary

Building leading position in alternative energy storage

Capacity expansion supports long-term growth

Niche-market approach enhances growth potential

Vertical integration supports strong margins

Established international brand name

Advanced battery R&D for globally competitive products

Strong balance sheet supports expansion

Company Contact:

Mr. Shengzhong Peng: peng@ritarpower.com

Website:www.ritarpower.com

Investor Relations:

Elite IR

John Marco

Phone: (310) 819-2948
john.marco@elite-ir.com

Leslie Richardson

Phone: +852-3183 0283

Leslie.richardson@elite-ir.com

Legal Counsel:

Pillsbury Winthrop Shaw Pittman LLP

2300 N Street, NW

Washington DC, 20037-1122

Phone: (202) 663-8000

Auditor:

Child Van Wagoner & Bradshaw, PLLC

5296 S. Commerce Dr. Suite 300

Salt Lake City, UT 84107-5370

Contact Information